U.S. ENERGY CORP.

Corporate Overview

June 2021





Disclaimer & Forward-Looking Statements

Forward Looking Statements

The information in this presentation includes "forward-looking statements" that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on U.S. Energy Corp.'s ("USEG's" or the "Company's") current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, variations in the market demand for, and prices of, crude oil, natural gas liquids ("NGLs") and natural gas, lack of proved reserves, estimates of crude oil, NGLs and natural gas data, the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing, the terms of such borrowing, general economic and business conditions, failure to realize expected value creation from property acquisitions, uncertainties about our ability to replace reserves and economically develop our reserves, risks related to the concentration of our operations, drilling results, potential financial losses or earnings reductions from our commodity price risk management programs, potential adoption of new governmental regulations, our ability to satisfy future cash obligations and environmental costs and the risk factors discussed in or referenced in our filings with the United States Securities and Exchange Commission ("SEC"), including our 2020 Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the period ended March 31, 2021, and our Current Reports on Form 8-K, and future reports. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and are made only as of the date hereof. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements it makes in this presentation are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or cost increases.

Industry and Market Data

This presentation has been prepared by USEG and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although USEG believes these third-party sources are reliable as of their respective dates, USEG has not independently verified the accuracy or completeness of this information. Some data is also based on USEG's good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. This presentation does not constitute an offer or invitation to subscribe for or purchase any securities, and it should not be construed as an offering document. Any decision to purchase securities in the context of a proposed offering, if any, should be made on the basis of information contained in the offering document related to such an offering. This presentation does not constitute a recommendation regarding any securities of U.S. Energy Corp.

Non-GAAP Financial Measures

This presentation also includes historical and forward-looking financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including PV-10. While management believes such measures are useful for investors because they allow for greater transparency with respect to key financial metrics, they should not be used as a replacement for financial measures that are in accordance with GAAP. See the Appendix to this presentation for a reconciliation of such items to GAAP. PV-10 is the estimated present value of the future net revenues from our estimated proved natural gas and oil reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. PV-10, however, is not a substitute for the Standardized Measure of discounted future net cash flows. Our PV-10 measure and the Standardized Measure of discounted future net cash flows do not purport to represent the fair value of our oil and natural gas reserves .

U.S. Energy Corp. Overview

U.S. ENERGY CORP.

- **U.S. Energy Corp. ("USEG") is a public energy company focused on the acquisition and development of producing oil and gas properties with existing infrastructure with the goal of maximizing our return on capital in a sustainable and efficient manner.**

USEG Overview

Debt Free Public Operating Company with Management Track Record of Capital Market & Acquisition Execution	▪ Nasdaq listed E&P Company with approximately \$7.2 mm in cash, no debt, oil-weighted PDP reserves, and recent public equity market access. ▪ Management has completed three recent asset acquisitions adding a total of ~10.9 mm PDP PV-10 at current strip for total purchase aggregate consideration of ~\$1.2 mm (55% cash / 45% equity).
Stable Oil Weighted Production Profile with Geographic Diversification	▪ Producing assets across multiple basins lend to production diversity. ▪ Mature production profile currently producing greater than 300 barrels of oil equivalent per day (boe/d) (81% oil). ▪ Company operates ~45% of reserve base. ▪ PDP PV-10 of \$18.3 mm; PDNP PV-10 of \$1.4 mm, most of which has already been converted to PDP post YE20.
Strong Balance Sheet with Sustainable Corporate Overhead Levels	▪ Successfully executed three equity capital market transactions that raised a net total of \$10.9 mm. ▪ Eliminated \$3.5 mm of preferred stock including liquidation preference. ▪ No existing debt and positive working capital. ▪ 100 barrel of oil per day (bbl/d) oil hedge at \$61.90 through YE2021. ▪ Cash G&A reduced by 44% year over year.

Asset Overview Map – U.S. Energy Corp.



Williston Basin
Corporate HQ
West/South Texas
Gulf Coast

Company Highlights	Current(1)(2)
Market Cap. (\$mm)	\$21.2
Debt (\$mm)	\$0.0
Cash (\$mm) Q1 2021	\$7.2
Current Production (Boe/d)	>300
Proved Reserves (Mboe)	1,562
Proved PV-10 (\$MM)	\$19.7
PDP PV-10 (\$MM)	\$18.3
% Oil / Gas Mix	78% Oil / 22% Gas

(1) Pricing of \$60 Oil & \$2.50 Gas Flat
(2) Reserves as of March 31, 2021

Recent Successful M&A Activity

U.S. ENERGY CORP.

- USEG has completed three M&A transactions since existing management took control in December 2019.
- Added a total of $10.9 mm PDP PV-10 at current strip for total purchase aggregate consideration of $1.2 mm financed using a mix of cash (55%) and equity (45%).
- Assets primarily acquired from both a private portfolio company looking for an exit and a third party undertaking a Chapter 7 bankruptcy process.
- Executed without adding any incremental leverage – used public currency and equity capital.
- Management continues to see and pursue additional opportunities.

Period:
3Q2020.
Asset Overview:
Purchase of Op. & Non-Op. Assets in Lea County, NM & Converse County, WY.
Seller:
Chapter 7 – Fieldpoint Petroleum.
Consideration:
$500k Cash.
Status at close:
Operated Prod. Shut off, Little Overall Prod. and netted by Operators, PV-10 of $2.5mm, ~800 Held By Production (HBP) Net Acres.
Status Today:
Improved Status with Large Operators and Remedied Non-Op Cash Flows, Operated Prod. Online, PV-10 of $6.3mm.

Asset Overview Map



WY
Converse
NM
Chaves
Lea
Eddy



4Q2019
1Q2020
2Q2020
3Q2020
4Q2020

Period:
1Q2020.
Asset Overview:
Purchase of Assets in North Dakota.
Seller:
Private Operator.
Consideration:
$275k in USEG stock at $4.60 per share and $150k Cash Consideration.
Status at close:
20 Bbl/d, 1,300 HBP Net Acres in McKenzie and Divide Counties.
Status Today:
Production Levels Maintained, Development TBD by Sustained Price Recovery, PV-10 of $450k, May potentially monetize package.

Asset Overview Map



Divide
Burke
Renville
Bottineau
Williams
Mountrail
Ward
McHenry
McKenzie
McLean
Dunn
Mercer
Oliver
Billings
Golden Valley
Stark
Morton

Period:
4Q2020.
Asset Overview:
Purchase of Operated Assets in Liberty County, TX.
Seller:
Private Equity Portfolio Company.
Consideration:
$250k in USEG stock at $3.72 per share.
Status at close:
$1.1mm Reserve Value, 5bbl/d, 680 HBP Net Acres.
Status Today:
$400k Capex spent, producing ~80-100 Bbl/d, $5.7mm PDP PV-10 Value. Light infrastructure spend expected during 2021with goal to achieve gas sales.

Asset Overview Map



doches
San Augustine
Sabine
Houston
Angelina
Trinity
Newton
Polk
Tyler
Jasper
Walker
San Jacinto
Hardin
Montgomery
Orange
Liberty
Jefferson
Harris
Chambers

Recent Successful Capital Markets Activity

- Successfully accessed public equity markets for strategic acquisitions in extremely difficult market.
- USEG raised ~$10.9 million through three equity offerings, at a weighted average price of $3.96 / share with solid post deal follow-through and support – up an average of 11%.
- Further simplified the balance sheet eliminating its 12.25% Series A Convertible Preferred Stock for $2 million in cash and 328,000 common shares; equivalent to the $3.5 million liquidation preference of the Preferred Stock.

Management Track Record of Successfully Raising Public Equity Capital

Date	Amount ($MM)	Shares Issued	% Of Mkt Cap Issued	Offering Price	Discount to Close at Pricing	Performace to Date
3Q2020	$ 1.65	315,810	17%	$ 5.25	23%	-12%
4Q2020	$ 3.45	1,150,000	30%	$ 3.00	25%	55%
1Q2021	$ 5.77	1,131,600	28%	$ 5.10	28%	-9%
Average / Totals	**$ 10.87**	**2,597,410**		**$ 4.18**	**25%**	**11%**



9/30/20: Direct Offering of Common Stock
Gross proceeds of $1.65 million.
Offer price: $5.25/sh.
23% pricing discount.
17% of market cap.
12/31/20: Redemption of All Series A Convertible Preferred Stock
$3.5m liquidation preference.
Redeemed in exchange for $2 million in cash and 328,00 shares of USEG common stock.
11/12/20: Common Stock Offering
Gross proceeds of $3.45 million.
Offer price: $3.00/sh.
25% pricing discount.
30% of market cap.
2/17/21: Common Stock Offering
Gross proceeds of $5.77 million.
Offer price: $5.10/sh.
28% pricing discount.
28% of market cap.
USEG $ / Share
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
January-20
February-20
March-20
April-20
May-20
June-20
July-20
August-20
September-20
October-20
November-20
December-20
January-21
February-21
March-21
April-21
May-21
June-21
Price

Reserve Summary

U.S. ENERGY CORP.

US Energy Corp. Reserve Summary (March 31, 2021)

	Oil [2] (Mbbl)	Natural Gas[3] (MMCF)	Total Reserves (MBOE)	% of Total Reserves	PV-10[1] ($MM)	% Oil
PDP	1,090	2,086	1,438	92%	$18.3	77%
PDNP	124	-	124	8%	$1.4	100%
Total Proved	**1,214**	**2,086**	**1,562**	**100%**	**$19.7**	**78%**

Total Proved Reserve Summary - By Region (March 31, 2021)

Field	Oil (MBbl)[2]	Natural Gas (MMcf)	Equivalent (Mboe)	Capex ($MM)	Non-Discounted ($MM)	Proved PV-10[1] ($MM)
Gulf Coast	272	-	273	$0.0	$9.0	$5.6
ND Bakken	556	666	667	0.0	13.4	7.0
South TX	148	796	281	0.0	3.9	2.2
NM/West TX	238	624	341	0.0	9.6	4.9
Total	**1,214**	**2,086**	**1,562**	**$0.0**	**$35.9**	**$19.7**

Proved PV-10 by Region



NM / West TX 27%
Gulf Coast 28%
South TX 11%
ND Bakken 34%

(1) Pricing of $60 Oil & $2.50 Gas Flat
(2) Reserves as of March 31, 2021
(3) Includes NGL's

North Dakota Bakken - Asset Overview

Overview

- Legacy non-operated asset underpinned by large operators in the Williston Basin in McKenzie, Williams, and Mountrail Counties, ND.
- 95% Non-Operated / 5% Operated
- Current production: Approximately 125 Boe/d (82% oil)
- PDP PV-10 : $7.0 million
- 92 non-operated wells; 6 operated wells.
- Working interest averages high single digits across non-operated assets.

Reserve Summary

Reserve Category	Well Count	Oil (MBbl)	Gas (MMcf)	Equivalent (Mboe)	Invest ($M)	PV-10 ($M)
PDP	89	556	666	667	$0	$6,947
PDP - SI	8	-	-	-	-	-
PDNP	-	-	-	-	-	-
PUD	-	-	-	-	-	-
Total Proved	**97**	**556**	**666**	**667**	**$0**	**$6,947**
PROB	-	-	-	-	-	-
POSS	-	-	-	-	-	-
Total 3P	**-**	**-**	**-**	**-**	**-**	**-**

Upside Possibilities & Perspectives

- Potential for future Bakken development across McKenzie and Williams Counties acreage position.

North Dakota – Bakken Asset Map



North Dakota
Williams
Williston
Mckenzie
Mountrail

Bakken Operating Counterparties

- Zavanna
- Whiting
- Petro-Hunt
- EOG
- Murex
- XTO
- Slawson



12%
88%
Zavanna
Various

(1) *Pricing of $60 Oil & $2.50 Gas Flat*
(2) *Reserves as of March 31, 2021*
(3) *Includes NGL's*

West Texas/New Mexico and South Texas - Asset Overview

U.S. ENERGY CORP.

Overview

- Mix of recent acquisitions and legacy properties located primarily in Lea County, New Mexico and Dimmit and Zavala counties, Texas.
- Opportunity to continue acquisition strategy with a number of targets identified.

New Mexico/West Texas

- 37% Operated / 63% Non-Operated, 87.5% WI (% NRI).
- Current production of ~75 Boe/d (70% oil).
- PDP PV-10 : $4.9 million.
- Cimarex operates majority of non-operated assets.

South Texas

- 100% Non-Operated, ~25% WI (77% NRI).
- Current production of ~70 Boe/d (80 % oil).
- PDP PV-10: $2.2 million.
- Operated primarily by CML Exploration and Contango.

Asset Map



TX
Real
Bandera
Uvalde
Medina
Zavala
Frio
Dimmit
La Salle
NM
Chaves
Eddy
Lea

New Mexico/West Texas Reserve Summary

Reserve Category	Well Count	Oil (MBbl)	Gas (MMcf)	Equivalent (Mboe)	Invest ($M)	PV-10 ($M)
PDP	12	237	625	341	$0	$4,918
PDP - SI	3	-	-	-	-	-
PDNP	1	-	-	-	-	-
PUD	-	-	-	-	-	-
Total Proved	**16**	**237**	**625**	**341**	**$0**	**$4,918**
PROB	-	-	-	-	-	-
POSS	-	-	-	-	-	-
Total 3P	-	-	-	-	-	-

South Texas Reserve Summary

Reserve Category	Well Count	Oil (MBbl)	Gas (MMcf)	Equivalent (Mboe)	Invest ($M)	PV-10 ($M)
PDP	21	148	796	281	$0	$2,180
PDP - SI	9	-	-	-	-	-
PDNP	-	-	-	-	-	-
PUD	-	-	-	-	-	-
Total Proved	**30**	**148**	**796**	**281**	**$0**	**$2,180**
PROB	-	-	-	-	-	-
POSS	-	-	-	-	-	-
Total 3P	-	-	-	-	-	-

(1) Pricing of $60 Oil & $2.50 Gas Flat
(2) Reserves as of March 31, 2021
(3) Includes NGL's

Gulf Coast – Liberty County Asset Overview & Acquisition Case Study

U.S. ENERGY CORP.

Overview

- Focus of recent acquisition located in Liberty County, TX.
- Management expects to continue opportunistic acquisition strategy in the area.
- 100% Operated, 100% WI (~85% NRI).
- 680 net acres – 100% HBP.
- Current production of 80-100 Bbls/d (100% oil).
- PDP PV-10: $5.6 million.
- Further material upside to be realized through bringing existing wells back online throughout 2021.
- Receives advantaged pricing due to proximity to Gulf Coast markets.

Reserve Summary

Reserve Category	Well Count	Oil (MBbl)	Gas (MMcf)	Equivalent (Mboe)	Invest ($M)	PV-10 ($M)
PDP	12	200	0	200	$0	$4,241
PDP - SI	21	-	-	-	-	-
PDNP	8	73	0	73	$0	$1,352
PUD	-	-	-	-	-	-
Total Proved	**41**	**273**	**0**	**273**	**$0**	**$5,593**
PROB	-	-	-	-	-	-
POSS	-	-	-	-	-	-
Total 3P	-	-	-	-	-	-

Gulf Coast Asset Map


Ellis
Henderson
Rusk
Panola
Navarro
Hill
Anderson
Cherokee
Shelby
Nacogdoches
Freestone
San Augustine
McLennan
Limestone
Houston
Sabine
Angelina
Falls
Leon
Trinity
Newton
Bell
Robertson
Madison
Polk
Tyler
Jasper
Milam
Walker
San Jacinto
Brazos
Grimes
Burleson
Hardin
Montgomery
Lee
Orange
Washington
Liberty
Jefferson
Bastrop
Austin
Waller
Harris
Fayette
Chambers

Recent Acquisition Case Study

- In Q4:2020, USEG closed an acquisition of operated producing assets in Liberty County, TX from a private equity portfolio company.
- Total consideration of $250,000 in USEG common stock at $3.72 per share.
- At closing the asset was comprised of $1.1 million of estimated PDP PV-10, had 5 Boe/d of production and 680 net acres 100% HBP.
- Post deal, USEG invested $400K and increased production to 80-100 Boe/d, equating to $4.3 million in PDP PV-10 value.
- Management sourced and negotiated this deal and further locked in the returns by putting in place hedges on the volumes brought online with a 100 bbl/d oil hedge at $61.90 through 2021.

(1) Pricing of $60 Oil & $2.50 Gas Flat
(2) Reserves as of March 31, 2021
(3) Includes NGL's

Proven Track Record of Cutting Costs and Reducing Leverage

U.S. ENERGY CORP.

- Since taking over in December 2019, current USEG management has executed on an extensive cost cutting initiative.
- Reduced total annual G&A approximately 40% year-over-year.
- Management has been successful in removing burdensome legacy overhangs such as high existing debt levels and preferred stock.

Total G&A ($000's)



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
2017
2018
2019
2020/Current

Improved Capital Structure ($000's)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2017
2018
2019
2020/Current
Total G&A
Debt + Pref

USEG Has Been Successful In Repositioning the Company

U.S. ENERGY CORP.

Year-End 2019 Key Financials ($mm)	
Cash & Cash Equivalents	$1.8
Total Current Assets	$2.7
Net Oil & Gas Properties	$8.4
Total Other Assets	$2.3
Total Assets	$13.4
Total Current Liabilities	$1.2
Asset Retirement Obligations	$0.8
Total Noncurrent Liabilities	$1.0
Total Liabilities	$2.2
Preferred Stock	$2.0
Total Shareholder Equity	$9.2
Total Liabilities, Pref. Stock, & Shareholder Equity	$13.4
Total Proved Reserves	995,720 Boe
Proved Reserves PV-10[2]	$12.1

Re-capitalized balance sheet through public capital raises.

Eliminated onerous legacy preferred stock simplifying balance sheet.

Grew shareholder equity ~48%.

Acquisitions made during 2020 helped offset legacy reserve declines.

Year-End 2020 Key Financials[1] ($mm)	
Cash & Cash Equivalents	$7.4
Total Current Assets	$9.8
Net Oil & Gas Properties	$7.4
Total Other Assets	$0.2
Total Assets	$17.4
Total Current Liabilities	$1.8
Asset Retirement Obligations	$1.4
Total Noncurrent Liabilities	$1.6
Total Liabilities	$3.8
Preferred Stock	$0.0
Total Shareholder Equity	$13.6
Total Liabilities, Pref. Stock, & Shareholder Equity	$17.4
Total Proved Reserves[3]	1,562,000 Boe
Proved Reserves PV-10[3]	$19.7

4Q2019 — 1Q2020 — 2Q2020 — 3Q2020 — 4Q2020

(1) Amounts shown are pro forma for February 2021 capital raise and promissory note conversion.
(2) 2019 pricing of $55.69 bbl of oil and $2.58/mcf of gas
(3) Pricing of $60 Oil & $2.50 Gas Flat. Reserves as of March 31, 2021.

Experienced and Aligned Management Team & Board of Directors

U.S. ENERGY CORP.

D. Stephen Slack
Independent Chairman

- Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its subsidiary South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee's designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor's degree from the University of Southern California and his Master of Business Administration from Columbia University.

James W. Denny III
Independent Director

- Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy during 2018 and 2019. Mr. Denny served as Vice President at Siltstone from 2016 to 2018 and as Magnum Hunter Resource Corporation's Executive Vice President of Operations and as President of the Appalachian Division from 2007 to 2016. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering.

Randall D. Keys
Independent Director

- Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, a NYSE-listed exploration and production company, prior to his retirement in 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG.

Javier F. Pico
Independent Director

- Mr. Pico has practiced law for 27 years and has been the Managing Partner of Javier F. Pico, P.C. Law Offices in Boston, Massachusetts since 1992 where he practices business, real estate and immigration law. He received his Juris Doctor from the Boston University School of Law and is licensed to practice law in New York and Massachusetts.

Ryan Smith
CEO and Director

- Mr. Smith has served as the Company's Chief Executive Officer since December 2019 and as the Company's Chief Financial Officer since January 2017. Prior to this position, Mr. Smith served as Emerald Oil Inc.'s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity's Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

Management and Board Ownership

Shareholder	% of Outstanding
Ryan Smith (CEO)	3.4%
USEG Employees	1.4%
Board of Directors	1.4%
Total Insider Ownership	6.2%

Appendix- Reserve Summary and PV-10 (Non-GAAP Financial Measure)

U.S. ENERGY CORP.

The information presented below includes the stand-alone reserve quantities and PV-10 for U.S. Energy as of March 31, 2021 prepared in accordance with Society of Petroleum Engineers' 2018 Petroleum Resources Management System utilizing constant benchmark prices of $60.00 per barrel for oil and $2.50 per MMBtu for natural gas.

US Energy Corp. Reserve Summary (March 31, 2021)

	Oil [2] (Mbbl)	Natural Gas[3] (MMCF)	Total Reserves (MBOE)	PV-10[1] ($MM)
PDP	1,090	2,086	1,438	$18.3
PDNP	124	-	124	$1.4
Total Proved	**1,214**	**2,086**	**1,562**	**$19.7**

PV-10 is a measure not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") that differs from a measure under GAAP known as "standardized measure of discounted future net cash flows" in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows (in thousands):

Reconciliation of PV-10	
Present value of estimated future net revenues (PV-10)	$19.7 mm
Future income taxes, discounted at 10%	$(1.0) mm
Standardized measure of discounted future net cash flows	**$18.7 mm**

(1) Pricing of $60 Oil & $2.50 Gas Flat
(2) Reserves as of March 31, 2021
(3) Includes NGL's